Exhibit 99.1

ALLIED WORLD REPORTS A 96.2% COMBINED RATIO FOR THE THIRD QUARTER 2016

•	Net favorable reserve development of prior loss years of $29.7 million for the quarter

•	Net investment income growth of 10.7% over the third quarter of 2015

•	Repurchase of $26.2 million of common shares during the quarter

ZUG, Switzerland--(BUSINESS WIRE) -- Allied World Assurance Company Holdings, AG (NYSE: AWH) today reported net income of $68.6 million, or $0.77 per diluted share, for the third quarter of 2016 compared to a net loss of $51.6 million, or $0.57 per diluted share, for the third quarter of 2015.
The company reported operating income of $55.2 million, or $0.62 per diluted share, for the third quarter of 2016, compared to operating income of $51.4 million, or $0.55 per diluted share, for the third quarter of 2015.
"I am pleased we were able to generate a 96.2% combined ratio and strong investment returns which resulted in net income of $68.6 million, in spite of some large loss events that took place in the quarter," commented President and Chief Executive Officer, Scott Carmilani.

Third Quarter Summary (Unaudited)

(Expressed in millions of U.S. dollars, except per share amounts)	Three Months Ended September 30,
			Diluted per share
	2016	2015	2016	2015

Net income (loss)	$68.6	$(51.6)	$0.77	$(0.56)*
Add pre-tax effect of:
Net realized investment (gains) losses	(10.7)	113.6	(0.12)	1.23
Foreign exchange loss (gain)	1.0	(0.8)	0.01	(0.01)
Income tax (benefit)	(3.7)	(9.8)	(0.04)	(0.11)
Operating income	$55.2	$51.4	$0.62	$0.55

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share as there was a net loss during the three months ended September 30, 2015.

Third Quarter Operating Results

•	Gross premiums written were $730.2 million, a 3.2% decrease compared to $754.1 million in the third quarter of 2015.

◦	The North American Insurance segment grew 1.3% to $466.5 million, led by increases in programs and other specialty lines. Partially offsetting this were reductions in healthcare and property lines.

◦	The Global Markets Insurance segment decreased 4.5% to $126.7 million, driven by reductions in several lines of business across Europe and Asia.

◦	The Reinsurance segment decreased 14.9% to $137.0 million, driven by continued strategic non-renewal of several property and casualty treaties.

•
The company did not experience any new reportable catastrophe losses this quarter, compared to $35.5 million in the prior year period. There was an increase of $4.9 million in catastrophe losses due to the Texas hailstorms which occurred in the second quarter of 2016.

•	Underwriting income was $21.5 million compared to underwriting income of $27.9 million in the third quarter of 2015.

•	The combined ratio was 96.2% compared to 95.8% in the third quarter of 2015.

•	The loss and loss expense ratio was 64.4% in the third quarter of 2016 compared to 64.1% in the prior year quarter.

•
During the third quarter of 2016, the company recorded net favorable reserve development on prior loss years of $29.7 million, a benefit of 5.1 percentage points to the loss and loss expense ratio, compared to $8.6 million a year ago, a benefit of 1.3 percentage points.

•	The company's expense ratio was 31.8% for the third quarter of 2016, compared to 31.7% for the third quarter of 2015.

Investment Results

•
The total financial statement return on the company's investment portfolio for the three months ended September 30, 2016 was 0.7% compared to (0.8)% for the three months ended September 30, 2015, and 2.9% for the nine months ended September 30, 2016 compared to 0.5% for the nine months ended September 30, 2015.

•
Net investment income increased 10.7% compared to the prior year quarter as a result of contributions from the fixed income portfolio and higher returns from the hedge fund and private equity portfolios.

•
Net realized gains of $10.7 million were a significant contributor to the year-over-year increase in total return, as the prior year period included net realized losses of $113.6 million, largely driven by the performance of the equity portfolio.

•	See the table below for the components of our investment returns:

(Expressed in millions of U.S. dollars, except percentages)	Three Months Ended September 30,
	2016	2015
Net investment income	$50.6	$45.6
Net realized investment gains (losses)	10.7	(113.6)
Total financial statement portfolio return	$61.2	$(68.0)

Average invested assets	$9,347.2	$8,864.6
Financial statement portfolio return	0.7%	(0.8)%

Note: Net investment income, realized gains and unrealized gains are disclosed on a pre-tax basis.

Shareholders' Equity

•	As of September 30, 2016, the company’s total shareholders' equity increased to $3,615.9 million, compared to $3,584.5 million as of June 30, 2016.

•	As of September 30, 2016, basic book value per share was $41.57, an increase of 1.4% compared to $40.98 as of June 30, 2016, and an increase of 7.0% compared to $38.84 as of December 31, 2015.

•	As of September 30, 2016, diluted book value per share was $40.29, an increase of 1.5% compared to $39.70 as of June 30, 2016, and an increase of 6.6% compared to $37.78 as of December 31, 2015.

•
As of September 30, 2016, diluted tangible book value per share was $34.67, an increase of 1.7% compared to $34.10 as of June 30, 2016, and an increase of 7.1% compared to $32.38 as of December 31, 2015.

Capital Management

•
Year to date through September 30, 2016, the company repurchased 4,669,213 shares for an aggregate cost of $166.3 million at an average price of $35.61. This includes 716,970 common shares purchased during the third quarter for an aggregate cost of $26.2 million at an average price of $36.59.

•	As of November 1, 2016, the company had $400.4 million remaining on its outstanding share repurchase authorization.

•	In April 2016, the company’s shareholders approved four quarterly dividends equal to $0.26 per share. The first and second dividends were paid on June 30, 2016 and September 29, 2016, respectively.

Supplementary Information
Allied World has provided a Financial Supplement as of September 30, 2016. This information is available in the "Investors" section of the company's website at www.awac.com.
Conference Call
Allied World will host a conference call on Tuesday, November 1, 2016 at 9:30 a.m. (Eastern Time) to discuss the results of the third quarter ended September 30, 2016. The public may access a live webcast of the conference call at the "Investors" section of the company's website at www.awac.com. In addition, the conference call can be accessed by dialing 1 (888) 771-4371 (U.S. callers) or 1 (847) 585-4405 (international callers) and entering the passcode 43453615 approximately ten minutes prior to the call.
A replay of the call will be available through December 1, 2016 by dialing 1 (888) 843-7419 (U.S. callers) or 1 (630) 652-3042 and entering the passcode 43453615.
Non-GAAP Financial Measures
In presenting the company's results, management has included and discussed in this press release certain non-generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP").
"Operating income" is an internal performance measure used in the management of the company's operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss, and other non-recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company's financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income.

"Annualized return on average shareholders' equity" is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments and currency translation adjustment gains (losses). Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. These gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The ROATE is the same calculation but reduces shareholders' equity for goodwill and intangible assets. The company presents ROAE and ROATE as measures that are commonly recognized as standards of performance by investors, analysts, rating agencies and other users of its financial information.
"Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments or currency translation adjustment gains (losses). The ROATE is the same calculation but reduces shareholders' equity for goodwill and intangible assets. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above.
The company has included "tangible shareholders' equity", which is total shareholders' equity excluding goodwill and intangible assets, because it represents a more liquid measure of the company's net assets than total shareholders' equity. The company also has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.
Reconciliations of these financial measures to their most directly comparable U.S. GAAP measures are included in the attached tables.
About Allied World
Allied World Assurance Company Holdings, AG, through its subsidiaries and brand known as Allied World, is a global provider of innovative property, casualty and specialty insurance and reinsurance solutions. Allied World offers superior client service through a global network of offices and branches. All of Allied World's rated insurance and reinsurance subsidiaries are rated A by A.M. Best Company, A by Standard & Poor's, and A2 by Moody's, and our Lloyd's Syndicate 2232 is rated A+ by Standard & Poor's and AA- by Fitch.
Please visit the following for further information on Allied World: Web: www.awac.com | Facebook: www.facebook.com/alliedworld | LinkedIn: https://www.linkedin.com/company/allied-world.
Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this press release reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Expressed in thousands of United States dollars, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Revenues:
Gross premiums written	$730,224	$754,062	$2,394,063	$2,460,646
Premiums ceded	(201,899)	(147,070)	(583,555)	(477,457)

Net premiums written	528,325	606,992	1,810,508	1,983,189
Change in unearned premiums	55,726	43,661	(43,367)	(117,612)
Net premiums earned	584,051	650,653	1,767,141	1,865,577

Net investment income	50,564	45,667	159,655	132,978
Net realized investment gains (losses)	10,663	(113,626)	104,014	(88,783)
Other income	1,878	735	7,620	2,513
Total revenues	647,156	583,429	2,038,430	1,912,285
Expenses:
Net losses and loss expenses	376,262	416,881	1,114,070	1,173,578
Acquisition costs	82,033	100,101	257,744	279,418
General and administrative expenses	104,236	105,798	305,318	311,299
Other expense	2,192	1,245	5,008	4,303
Amortization of intangible assets	2,501	2,639	7,502	6,091
Interest expense	13,462	14,469	53,290	43,272
Foreign exchange loss (gain)	1,007	(793)	(4,891)	10,369
Total expenses	581,693	640,340	1,738,041	1,828,330
Income (loss) before income taxes	65,463	(56,911)	300,389	83,955
Income tax (benefit) expense	(3,150)	(5,281)	4,268	1,771
NET INCOME (LOSS)	$68,613	$(51,630)	$296,121	$82,184

PER SHARE DATA:
Basic earnings (loss) per share	$0.79	$(0.57)	$3.34	$0.88
Diluted earnings (loss) per share	$0.77	$(0.57)	$3.29	$0.87

Weighted average common shares outstanding	87,102,290	90,882,511	88,691,983	93,068,088
Weighted average common shares and common share equivalents outstanding	88,603,101	92,440,277*	90,113,606	94,724,980

Dividends paid per share	$0.26	$0.26	$0.78	$0.71

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(Expressed in thousands of United States dollars, except share and per share amounts)

	As of	As of
	September 30,	December 31,
ASSETS:	2016	2015
Fixed maturity investments trading, at fair value	$7,327,301	$7,201,538
Equity securities trading, at fair value	216,141	403,022
Other invested assets	941,653	966,709

Total investments	8,485,095	8,571,269
Cash and cash equivalents	872,690	668,612
Insurance balances receivable	893,300	745,888
Funds held	263,926	640,819
Prepaid reinsurance	448,722	392,265
Reinsurance recoverable	1,550,659	1,479,959
Reinsurance recoverable on paid losses	129,061	96,437
Accrued investment income	37,248	38,304
Net deferred acquisition costs	157,720	165,206
Goodwill	392,768	388,127
Intangible assets	111,100	116,623
Balances receivable on sale of investments	20,266	36,889
Net deferred tax assets	26,281	24,401
Other assets	153,467	147,149

Total assets	$13,542,303	$13,511,948

LIABILITIES:
Reserve for losses and loss expenses	$6,665,796	$6,456,156
Unearned premiums	1,785,232	1,683,274
Reinsurance balances payable	258,444	214,369
Balances due on purchases of investments	242,350	125,126
Senior notes	793,973	1,292,907
Other long-term debt	23,306	23,033
Accounts payable and accrued liabilities	157,333	184,541
Total liabilities	$9,926,434	$9,979,406

SHAREHOLDERS' EQUITY:
Common shares: 2016 and 2015: par value CHF 4.10 per share (2016: 93,586,418; 2015: 95,523,230 shares issued and 2016: 86,974,284; 2015: 90,959,635 shares outstanding)	$378,840	$386,702
Treasury shares, at cost (2016: 6,612,134; 2015: 4,563,595)	(237,048)	(155,072)
Accumulated other comprehensive loss	(5,421)	(9,297)
Retained earnings	3,479,498	3,310,209
Total shareholders' equity	$3,615,869	$3,532,542

Total liabilities and shareholders' equity	$13,542,303	$13,511,948

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT DATA
(Expressed in thousands of United States dollars, except for ratio information)

	North American	Global Markets
Three Months Ended September 30, 2016	Insurance	Insurance	Reinsurance	Total

Gross premiums written	$466,535	$126,663	$137,026	$730,224
Net premiums written	307,922	91,293	129,110	528,325
Net premiums earned	312,840	96,771	174,440	584,051
Net losses and loss expenses	(215,897)	(74,527)	(85,838)	(376,262)
Acquisition costs	(31,517)	(16,449)	(34,067)	(82,033)
General and administrative expenses	(55,111)	(32,640)	(16,485)	(104,236)
Underwriting income (loss)	10,315	(26,845)	38,050	21,520
Other insurance-related revenues	1,136	742	—	1,878
Other insurance-related expenses	(570)	(328)	(1,294)	(2,192)
Segment income (loss)	10,881	(26,431)	36,756	21,206
Net investment income				50,564
Net realized investment gains				10,663
Amortization of intangible assets				(2,501)
Interest expense				(13,462)
Foreign exchange loss				(1,007)
Income before income taxes				$65,463

GAAP Ratios:
Loss and loss expense ratio	69.0%	77.0%	49.3%	64.4%
Acquisition cost ratio	10.1%	17.0%	19.5%	14.0%
General and administrative expense ratio	17.6%	33.7%	9.5%	17.8%
Expense ratio	27.7%	50.7%	29.0%	31.8%
Combined ratio	96.7%	127.7%	78.3%	96.2%

	North American	Global Markets
Three Months Ended September 30, 2015	Insurance	Insurance	Reinsurance	Total

Gross premiums written	$460,386	$132,664	$161,012	$754,062
Net premiums written	350,791	104,075	152,126	606,992
Net premiums earned	332,722	110,327	207,604	650,653
Net losses and loss expenses	(222,250)	(70,935)	(123,696)	(416,881)
Acquisition costs	(35,585)	(22,731)	(41,785)	(100,101)
General and administrative expenses	(58,301)	(29,344)	(18,153)	(105,798)
Underwriting income (loss)	16,586	(12,683)	23,970	27,873
Other insurance-related revenues	735	—	—	735
Other insurance-related expenses	(631)	(614)	—	(1,245)
Segment income (loss)	16,690	(13,297)	23,970	27,363
Net investment income				45,667
Net realized investment losses				(113,626)
Amortization of intangible assets				(2,639)
Interest expense				(14,469)
Foreign exchange gain				793
Loss before income taxes				$(56,911)

GAAP Ratios:
Loss and loss expense ratio	66.8%	64.3%	59.6%	64.1%
Acquisition cost ratio	10.7%	20.6%	20.1%	15.4%
General and administrative expense ratio	17.5%	26.6%	8.7%	16.3%
Expense ratio	28.2%	47.2%	28.8%	31.7%
Combined ratio	95.0%	111.5%	88.4%	95.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT DATA
(Expressed in thousands of United States dollars, except for ratio information)

	North American	Global Markets
Nine Months Ended September 30, 2016	Insurance	Insurance	Reinsurance	Total

Gross premiums written	$1,354,101	$367,627	$672,335	$2,394,063
Net premiums written	904,935	267,127	638,446	1,810,508
Net premiums earned	958,752	285,134	523,255	1,767,141
Net losses and loss expenses	(642,058)	(203,418)	(268,594)	(1,114,070)
Acquisition costs	(102,834)	(50,625)	(104,285)	(257,744)
General and administrative expenses	(164,120)	(93,198)	(48,000)	(305,318)
Underwriting income (loss)	49,740	(62,107)	102,376	90,009
Other insurance-related revenues	2,615	742	4,263	7,620
Other insurance-related expenses	(1,875)	(333)	(2,800)	(5,008)
Segment income (loss)	50,480	(61,698)	103,839	92,621
Net investment income				159,655
Net realized investment gains				104,014
Amortization of intangible assets				(7,502)
Interest expense				(53,290)
Foreign exchange gain				4,891
Income before income taxes				$300,389

GAAP Ratios:
Loss and loss expense ratio	67.0%	71.3%	51.3%	63.0%
Acquisition cost ratio	10.7%	17.7%	19.9%	14.6%
General and administrative expense ratio	17.1%	32.7%	9.2%	17.3%
Expense ratio	27.8%	50.4%	29.1%	31.9%
Combined ratio	94.8%	121.7%	80.4%	94.9%

	North American	Global Markets
Nine Months Ended September 30, 2015	Insurance	Insurance	Reinsurance	Total

Gross premiums written	$1,358,636	$328,223	$773,787	$2,460,646
Net premiums written	1,019,866	216,230	747,093	1,983,189
Net premiums earned	974,232	262,993	628,352	1,865,577
Net losses and loss expenses	(655,475)	(157,200)	(360,903)	(1,173,578)
Acquisition costs	(100,818)	(54,076)	(124,524)	(279,418)
General and administrative expenses	(175,732)	(78,093)	(57,474)	(311,299)
Underwriting income (loss)	42,207	(26,376)	85,451	101,282
Other insurance-related revenues	2,513	—	—	2,513
Other insurance-related expenses	(2,076)	(2,227)	—	(4,303)
Segment income (loss)	42,644	(28,603)	85,451	99,492
Net investment income				132,978
Net realized investment losses				(88,783)
Amortization of intangible assets				(6,091)
Interest expense				(43,272)
Foreign exchange loss				(10,369)
Income before income taxes				$83,955

GAAP Ratios:
Loss and loss expense ratio	67.3%	59.8%	57.4%	62.9%
Acquisition cost ratio	10.3%	20.6%	19.8%	15.0%
General and administrative expense ratio	18.0%	29.7%	9.1%	16.7%
Expense ratio	28.3%	50.3%	28.9%	31.7%
Combined ratio	95.6%	110.1%	86.3%	94.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Net income (loss)	$68,613	$(51,630)	$296,121	$82,184
Add pre-tax effect of:
Net realized investment (gains) losses	(10,663)	113,626	(104,014)	88,783
Foreign exchange loss (gain)	1,007	(793)	(4,891)	10,369
Income tax (benefit) expense(1)	(3,733)	(9,764)	9,697	(12,378)
Operating income	$55,224	$51,439	$196,913	$168,958

Weighted average common shares outstanding:
Basic	87,102,290	90,882,511	88,691,983	93,068,088
Diluted	88,603,101	92,440,277*	90,113,606	94,724,980

Basic per share data:
Net income (loss)	$0.79	$(0.57)	$3.34	$0.88
Add pre-tax effect of:
Net realized investment (gains) losses	(0.12)	1.25	(1.17)	0.95
Foreign exchange loss (gain)	0.01	(0.01)	(0.06)	0.11
Income tax (benefit) expense(1)	(0.04)	(0.11)	0.11	(0.13)
Operating income	$0.64	$0.56	$2.22	$1.81

Diluted per share data:
Net income (loss)	$0.77	$(0.56)*	$3.29	$0.87
Add pre-tax effect of:
Net realized investment (gains) losses	(0.12)	1.23	(1.15)	0.94
Foreign exchange loss (gain)	0.01	(0.01)	(0.05)	0.11
Income tax (benefit) expense(1)	(0.04)	(0.11)	0.11	(0.13)
Operating income	$0.62	$0.55	$2.19	$1.79

(1) Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment related to.

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY AND TANGIBLE SHAREHOLDERS' EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Opening shareholders' equity	$3,584,452	$3,624,801	$3,532,542	$3,778,291
Add: accumulated other comprehensive loss	6,024	3,272	9,297	—
Adjusted opening shareholders' equity	3,590,476	3,628,073	3,541,839	3,778,291
Adjusted opening tangible shareholders' equity(1)	3,084,360	3,133,976	3,037,089	3,453,735

Closing shareholders' equity	$3,615,869	$3,555,405	$3,615,869	$3,555,405
Add: accumulated other comprehensive loss	5,421	4,265	5,421	4,265
Adjusted closing shareholders' equity	3,621,290	3,559,670	3,621,290	3,559,670
Adjusted closing tangible shareholders' equity(1)	3,117,422	3,074,277	3,117,422	3,074,277

Average adjusted shareholders' equity	$3,605,883	$3,593,872	$3,581,565	$3,668,981
Average adjusted tangible shareholders' equity	3,100,891	3,104,127	3,077,256	3,264,006

Net income (loss) available to shareholders	$68,613	$(51,630)	$296,121	$82,184
Annualized net income (loss) available to shareholders	274,452	(206,520)	394,828	109,579

Annualized return on average shareholders' equity - net income (loss) available to shareholders	7.6%	(5.7)%	11.0%	3.0%
Annualized return on average tangible shareholders' equity - net income (loss) available to shareholders	8.9%	(6.7)%	12.8%	3.4%

Operating income available to shareholders	$55,224	$51,439	$196,913	$168,958
Annualized operating income available to shareholders	220,896	205,756	262,551	225,277

Annualized return on average shareholders' equity - operating income available to shareholders	6.1%	5.7%	7.3%	6.1%
Annualized return on average tangible shareholders' equity - operating income available to shareholders	7.1%	6.6%	8.5%	6.9%

(1) Represents adjusted shareholders' equity less goodwill and intangible assets for each period presented.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED DILUTED BOOK VALUE PER SHARE AND TANGIBLE BOOK VALUE PER SHARE RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)

As of		As of	As of
September 30,		June 30,	December 31,
2016		2016	2015
Price per share at period end	$40.42	35.14	$37.19

Total shareholders' equity	$3,615,869	3,584,452	$3,532,542
Deduct:
Goodwill	392,768	392,643	388,127
Intangible assets	111,100	113,473	116,623
Total tangible shareholders' equity	3,112,001	3,078,336	3,027,792

Basic common shares outstanding	86,974,284	87,463,950	90,959,635

Add: unvested restricted share units	1,194,576	1,215,116	819,309

Add: performance based equity awards	588,537	594,240	591,683

Add: employee share purchase plan	38,404	62,451	53,514

Add: dilutive options outstanding	1,652,847	1,833,830	1,968,607
Weighted average exercise price per share	$17.14	16.96	$16.87
Deduct: options bought back via treasury method	(700,903)	(885,060)	(892,993)

Common shares and common share
equivalents outstanding	89,747,745	90,284,527	93,499,755

Basic book value per common share	$41.57	40.98	$38.84
Diluted book value per common share	$40.29	39.70	$37.78

Basic tangible book value per common share	$35.78	35.20	$33.29
Diluted tangible book value per common share	$34.67	34.10	$32.38

Faye Cook
Senior Vice President, Marketing & Communications
+1-441-278-5406
Faye.Cook@awac.com

Investors:
Giuseppe Montefinese
Manager, Investor Relations
+1-646-794-0690
Giuseppe.Montefinese@awac.com
Website: www.awac.com